UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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☐ Preliminary Information Statement

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SIEBERT FINANCIAL CORP.
(Name of Registrant As Specified In Charter)

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SIEBERT FINANCIAL CORP.
120 Wall Street
25th Floor
New York, NY 10005

INFORMATION STATEMENT

January 27, 2020
NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT
WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

Dear Shareholders:

This Information Statement is first being mailed on or about January 27, 2020 to the shareholders of record of the outstanding shares of common stock of Siebert Financial Corp., a New York corporation (the “Company”) as of the close of business on January 10, 2020 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our shareholders of actions taken by written consent of the holders of 71.4% of the outstanding shares of our common stock (the “Majority Shareholders”). This Information Statement is being sent to you for informational purposes only and shall be considered the notice required under Rule 14c-2 of the Exchange Act, Section 615(c) of the New York Business Corporation Law (“BCL”), and Paragraph TENTH of our Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”).

The following actions were authorized by written consent of the Majority Shareholders:

●
The issuance of 3,298,774 shares of the Company’s restricted common stock (the “Acquisition Shares”) to the shareholders of StockCross Financial Services, Inc. (“StockCross”) as consideration for the merger of StockCross with and into Muriel Siebert & Co., Inc., our wholly-owned subsidiary (the “Merger”), pursuant to an Agreement and Plan of Merger, dated as of December 31, 2019, by and among the Company, Muriel Siebert & Co., Inc., StockCross and each of the shareholders of StockCross (the “Merger Agreement”).

●
An amendment to Paragraph THIRD of the Company’s Certificate of Incorporation increasing the authorized shares from 49,000,000 shares of common stock, par value $0.01 per share to 100,000,000 shares of common stock, par value $0.01 per share (the “Amendment”).

The Amendment, the Merger and the issuance of the Acquisition Shares to the StockCross shareholders were approved by unanimous written consent of our board of directors on December 31, 2019. As described more fully in this Information Statement, shareholder approval of the issuance of the Acquisition Shares is required by Nasdaq Listing Rule 5635(a)(2) and shareholder approval of the Amendment is required by Section 803(a) of the BCL. The Majority Shareholders approved the issuance of the Acquisition Shares and the Amendment by written consents on December 31, 2019.  Our board of directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

Pursuant to Rule 14c-2(b) of the Exchange Act, the actions taken by written consents of the Majority Shareholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our common stock as of the Record Date.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at www.siebertnet.com.

By Order of the Board of Directors

/s/ Andrew Reich
Andrew Reich
Executive Vice President
January 27, 2019

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

January 27, 2020

Siebert Financial Corp.
120 Wall Street, 25th Floor
New York, NY 10005
Tel: (404) 539-1147

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

No vote or other action by our shareholders is required in response to this information statement. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement has been filed with the Securities and Exchange Commission (“SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of January 10, 2020 (the “Record Date”) of outstanding shares of common stock of Siebert Financial Corp., a New York (the “Company”, or “we”, “us”, or similar terms), to notify the shareholders that, on December 31, 2019, the Company received written consents in lieu of a meeting of shareholders from the holders of 71.4% of the Company’s outstanding common stock, voting as a single class, approving the following actions:

●
The issuance of 3,298,774 shares of the Company’s restricted common stock (the “Acquisition Shares”) to the shareholders of StockCross Financial Services, Inc. (“StockCross”) as consideration for the merger of StockCross with and into Muriel Siebert & Co., Inc., our wholly-owned subsidiary (the “Merger”), pursuant to an Agreement and Plan of Merger, dated as of December 31, 2019, by and among the Company, Muriel Siebert & Co., Inc., StockCross and each of the shareholders of StockCross (the “Merger Agreement”).

●
An amendment to Paragraph THIRD of the Company’s Certificate of Incorporation increasing the authorized shares from 49,000,000 shares of common stock, par value $0.01 per share to 100,000,000 shares of common stock, par value $0.01 per share (the “Amendment”).

The Amendment, the Merger and the issuance of the Acquisition Shares to the StockCross shareholders were approved by unanimous written consent of our board of directors on December 31, 2019. As described more fully in this Information Statement, shareholder approval of the issuance of the Acquisition Shares is required by Nasdaq Listing Rule 5635(a)(2) and shareholder approval of the Amendment is required by Section 803(a) of the BCL. The Majority Shareholders approved the issuance of the Acquisition Shares and the Amendment by written consents on December 31, 2019.  Our board of directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

No further action of shareholders is required in connection with the Issuance Approval or the Amendment Approval.

This Information Statement is furnished solely for the purpose of informing our shareholders, in the manner required by the Exchange Act and Section 615(c) of the BCL, of the action taken by written consent of the Majority Shareholders. Pursuant to Rule 14c-2 under the Exchange Act, the action approved by written consent may not be taken until 20 days after the date that we transmit this Information Statement to our shareholders.

We will commence mailing the notice to holders of common stock on or about January 27, 2020.

Majority Shareholders

The following table sets forth the names of the Majority Shareholders, the number of shares of Company common stock owned by them, the percentage of the total number of Company common stock issued and outstanding, the number of votes that the Majority Shareholders voted in favor of the foregoing actions, and the percentage of voting power of the outstanding common stock of the Company entitled to vote thereon.

Names of Majority Shareholders	Number of Shares of Company Common Stock Owned	Percentage of Total Number of Shares of Company Common Issued and Outstanding	Number of Votes Voted in Favor of Actions	Percentage Voting Power Entitled To Vote
Gloria E. Gebbia	7,774,937	28.6%	7,774,937	28.6%
Andrew Reich	584,232	2.2%	584,232	2.2%
Charles Zabatta	260,449	1.0%	260,449	1.0%
Richard S. Gebbia	2,937,319	10.8%	2,937,319	10.8%
John M. Gebbia	1,812,919	6.7%	1,812,919	6.7%
Kennedy Cabot Acquisition	3,527,283	13.0%	3,527,283	13.0%
Andrew McDonald	1,468,305	5.4%	1,468,305	5.4%
David Gebbia	1,034,519	3.8%	1,034,519	3.8%
Totals	19,399,963	71.4%	19,399,963	71.4%

SUMMARY OF THE CORPORATE ACTIONS

Issuance of shares of the Company’s restricted common stock in connection with the acquisition of StockCross as required by Listing Rule 5635(a)(2)

Effective December 31, 2019, the Company, StockCross, MSCO and the shareholders of StockCross entered into the Merger Agreement, pursuant to which the StockCross shareholders agreed to sell all of their shares of StockCross common stock to the Company, and merge StockCross with and into MSCO. The purchase price under the Merger Agreement was $29,750,000, which was paid by the issuance of 3,298,774 shares (the “Acquisition Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), valued at $9.0185 per share.  Pursuant to the terms of the Merger Agreement, the Acquisition Shares will be held in escrow and will not be delivered to the StockCross shareholders until 20 days after the date that this Information Statement has been delivered to the Company’s shareholders.

The Company’s entry into the Merger Agreement, the Merger and the issuance of the Acquisition Shares was approved by the written consent of the Company’s board of directors, dated December 31, 2019.

NASDAQ Listing Requirements and the Necessity of Shareholder Approval of the Issuance of the Acquisition Shares

The Company is subject to NASDAQ’s Listing Rules because its common stock is currently listed on NASDAQ under the symbol SIEB. Pursuant to NASDAQ Listing Rule 5635(a)(2), shareholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if any director, officer or Substantial Shareholder of the acquiring company has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the acquiring company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more.

Certain of the StockCross shareholders are officers, directors and Substantial Shareholders (as defined in Nasdaq Rule 5635(e)(3)) of the Company).  The Acquisition Shares issued to the StockCross Shareholders pursuant to the Merger Agreement represent approximately 12% of the voting rights of all of our shareholders as of the Record Date, and certain of our officers, directors and Substantial Shareholders own collectively more than 10% of StockCross.  Accordingly, the issuance of the Acquisition Shares required the approval of the Company’s shareholders.

By written consent dated December 31, 2019, the Majority Shareholders holding 71.4% of our outstanding voting stock as of the Record Date, approved the issuance of the Siebert Shares and the amendment to our certificate of incorporation.

The consent we have received constitutes the only shareholder approval required under the BCL, NASDAQ Listing Rule 5635(a)(2), our certificate of incorporation and our bylaws, to approve the issuance of the Acquisition Shares. The Board is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from any other shareholders.

Amendment to the Company’s Certificate of Incorporation

As of the December 31, 2019, the Company’s authorized capital stock consisted of 49,000,000 shares of common stock, 27,157,188 shares of which are issued and outstanding.  Following the issuance of 3,298,774 Acquisition Shares, the total issued and outstanding shares of Common Stock will be equal to 30,455,962, shares, leaving 18,544,038 shares of Common Stock authorized but not issued.  The Company’s board of directors believed that having only 18,544,038 shares of authorized but unissued shares of Common Stock would have the effect of limiting the Company’s ability to issue shares of common stock as consideration for transactions in the future.  Accordingly, the board of directors, by written consent dated December 31, 2019, authorized an amendment (the “Amendment”) to the Company’s restated certificate of incorporation, as amended (the “Certificate of Incorporation”) to increase the number of shares of Common Stock that the Company is authorized to issue from 49,000,000 shares to 100,000,000 shares.  A copy of the Amendment is attached hereto as Annex B.

Necessity of Shareholder Approval of the Amendment to the Company’s Restated Certificate of Incorporation

The Company is a New York corporation subject to the requirements of the BCL.  Section 803(a) of the BCL provides in part that an amendment of the certificate of incorporation may be authorized by vote of the board, followed by vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.  Section 615(a) of the BCL provides in part that whenever under this chapter shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon or, if the certificate of incorporation so permits, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Paragraph TENTH of the Company’s Certificate of Incorporation permits the shareholders to take action by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

By written consent dated December 31, 2019, the Majority Shareholders holding 71.4% of our outstanding voting stock as of the Record Date, approved the amendment to our Certificate of Incorporation.

Potential Anti-takeover effects of the increase in authorized shares.

The Amendment to increase our Authorized Shares will have the effect of increasing the proportion of unissued authorized shares to issued shares.  Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our shareholders or in which our shareholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed Amendments to our Certificate of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The consent we have received constitutes the only shareholder approval required under the BCL, our certificate of incorporation and our bylaws, to approve the Amendment to our Certificate of Incorporation.  The Board is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from any other shareholders.

The actions taken by written consent of the Majority Shareholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to our shareholders as of the Record Date.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q. Why am I being furnished with this Information Statement?

A. The Exchange Act and the BCL require us to provide you with information regarding the actions taken by written consent of the Majority Shareholders in lieu of a meeting. Your vote is neither required nor requested.

Q. Was shareholder approval of the issuance of common stock pursuant to the Merger Agreement required by the BCL?

A. No. In general, there is no requirement under the BCL that shareholder approval be obtained to issue the Company’s securities. However, shareholder approval of the issuance of our common stock is required under NASDAQ Listing Rule 5635(a)(2). NASDAQ Listing Rule 5635(a)(2) requires listed companies to obtain shareholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if any director, officer or substantial shareholder of the Company has a 5% or greater interest directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction and the potential issuance of common stock could result in an increase in outstanding common shares or voting power of 5% or more.

Q. Was shareholder approval of the amendment to the certificate of incorporation required by the BCL?

A. Yes.  Section 801 of the BCL authorizes a corporation to amend its certificate of incorporation to, among other things, increase or decrease the aggregate number of shares which the corporation shall have the authority to issue.  Section 803 of the BCL requires that an amendment to a corporation’s certificate of incorporation be authorized by the board of directors followed by a vote of a majority of shares entitled to vote thereon.  Section 615 of the BCL authorizes shareholder approval by written consent.

Q. Why am I not being asked to vote?

A. Section 614(b) of the BCL states that, in all matters other than the election of directors or as otherwise required by statute, the affirmative vote of the majority of shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter will be the act of the shareholders. Section 615(a) of the BCL provides that whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon or, if the certificate of incorporation so permits, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company’s restated certificate of incorporation, as amended, permits shareholders holding not less than minimum number of votes required to authorize or take action at a meeting, to take authorize or take action through a written consent. The Majority Shareholders, holding 19,399,963 (approximately 71.4%) shares of our issued and outstanding Common Stock entitled to vote, executed written consents dated December 31, 2019 approving the issuance of the 3,298,774 Acquisition Shares to the shareholders of StockCross pursuant to the Merger Agreement and authorizing the Amendment to our Certificate of Incorporation to increase our authorized common stock to 100,000,000 shares. Such approvals are sufficient under the BCL, and no further approval by our shareholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What do I need to do now?

A. Nothing. This Information Statement is furnished to you solely for your information and does not require or request you to do anything.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains or incorporates forward-looking statements within the meaning of the Federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. Certain of these risks are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and our other filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to:
•	changes in general economic and market conditions;

•	changes and prospects for changes in interest rates;

•	fluctuations in volume and prices of securities;

•	changes in demand for brokerage services;

•	competition within and without the brokerage business, including the offer of broader services;

•	competition from electronic discount brokerage firms offering greater discounts on commissions than we do;

•	the prevalence of a flat fee environment;

•	no fee brokerage services;

•	the method of placing trades by our customers;

•	computer and telephone system failures;

•	our level of spending on advertising and promotion;

•	trading errors and the possibility of losses from customer non-payment of amounts due;

•	other increases in expenses and changes in our net capital or other regulatory requirements.
We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the U.S., we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or other investments or strategic transactions we may engage in.

Unless the context requires otherwise, in this prospectus the words,” “our company,” “we,” “us,” and “our” refer to Siebert Financial Corp. and our consolidated subsidiaries. References in this Information Statement to “MSCO” refer solely to our wholly-owned subsidiary, Muriel Siebert & Co., Inc. References to “StockCross” refer to StockCross Financial Services, Inc., which was merged with and into MSCO.

DESCRIPTION OF MERGER

Background

Prior to the Merger, the Company, MSCO, and StockCross were under common control and were affiliates.  On June 26, 2017, the Company, MSCO, and StockCross entered into a Purchase Agreement, pursuant to which MSCO acquired (the “Acquisition”) certain retail broker-dealer assets of StockCross (the “Assets”) for a total purchase price of $19,983,924.  The Purchase Price was paid through the issuance of by the Company of 5,072,062 shares of its restricted common stock. The Purchase Agreement was unanimously approved by the boards of directors of each of the Company and StockCross. Thereafter, on January 18, 2019, MSCO, acquired 922,875 shares of StockCross common stock, representing 15% of the issued and outstanding common stock of StockCross for consideration of $3,665,625 paid in cash at the closing of the acquisition.

On July 19, 2019, the Company and StockCross entered into a binding letter of intent (the “Letter of Intent”), setting forth the basic terms under which the Company would acquire from the StockCross shareholders, all of the issued and outstanding shares of common stock of  StockCross  (the “StockCross Shares”) in exchange for shares of the Company’s restricted common stock.
On December 31, 2019, the Company entered into an Agreement and Plan of Merger by and between the Company, Muriel Siebert & Co, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“MSCO”), StockCross and Michael J. Colombino, on behalf of himself and as representative of the other StockCross shareholders (the “Merger Agreement”), pursuant to which the Company acquired, from the StockCross shareholders, all of the StockCross Shares for a purchase price of $29,750,000 which was paid through the issuance of a total of 3,298,774 Acquisition Shares to the StockCross shareholders.  Pursuant to the Merger Agreement, effective January 1, 2020, StockCross was merged with an into MSCO (the “Merger”).
Pursuant to the terms of the Merger Agreement, the Acquisition Shares issued as consideration for the Merger were placed in an escrow account and will remain in escrow and will not be issued to the StockCross Shareholders until no earlier than 20 days after this Information Statement is first mailed to our shareholders.

The discussion in this Information Statement of the Merger and the principal terms of the Merger Agreement is subject to, and is qualified in its entirety by reference to, the Merger Agreement. The full text of the Merger Agreement is attached hereto as Annex A, and is incorporated into this Information Statement by reference.

About StockCross

StockCross is a privately held securities broker dealer registered with the SEC and is a member of Financial Industry Regulatory Authority (“FINRA”). StockCross’ main business lines consists of discount brokerage services, facilitation of equity compensation plans, market making, and custody and clearance of accounts.

Reasons for the Merger

The Company believes that Merger will provide the following benefits to MSCO and the Company:

●	expansion of the current business lines of facilitation of equity compensation plans; market making, and custody and clearance of accounts
●	increase the efficiency of clearing activities within MSCO
●	reduce costs due to having one less regulated broker dealer
●	produce numerous cost synergy opportunities as well as incremental capital to MSCO

Further, MSCO will acquire approximately $1 billion in assets under management, two retail branches, and $20 million in net capital.

FINANCIAL INFORMATION

The audited financial statements and the accompanying notes of StockCross for the years ended December 31, 2018 and 2017, are attached to this Information Statement as Annex C and are incorporated herein by this reference.

The unaudited financial statements and the accompanying notes of StockCross for the nine months ended September 30, 2019 and September 30, 2018, are attached to this Information Statement as Annex D and is incorporated herein by this reference.

The unaudited pro forma financial statements and the accompanying notes for the nine months ended September 30, 2019 and the year ended December 31, 2018 are attached to this Information Statement as Annex E and is incorporated herein by this reference.

The unaudited pro forma condensed combined consolidated statements of operations for the nine months ended September 30, 2019 and the year ended December 31, 2018 combines our unaudited historical condensed consolidated statements of operations data for the periods then ended with the unaudited historical consolidated statements of operations data of StockCross for the nine months ended September 30, 2019 and the fiscal year ended December 31, 2018, respectively, and gives effect to the Merger on a pro forma basis as if it had been completed on January 1, 2019 and January 1, 2018, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF STOCKCROSS

Results of Operations

The following discussion and analysis of the financial condition and results of operations of StockCross as of and for the years ended December 31, 2018 and 2017 and for the unaudited nine months ended September 30, 2019 and 2018 should be read in conjunction with the financial statements and notes thereto relating to StockCross for the years ended December 31, 2018 and 2017 and for the nine month period ended September 30, 2019 and 2018 attached as Annex C and Annex D hereto, respectively, and with the information contained under “Cautionary Note Regarding Forward-Looking Statements” beginning on page [4], of this Information Statement.

Year Ended December 31, 2018 Compared to Year Ended December 31, 2017

Revenue

Revenue for the year ended December 31, 2018, was $13,340,225 compared to $10,592,661 for the year ended December 31, 2017, an increase of $2,747,564. Such increase was primarily due to:
●	An increase of $3,481,178 from interest revenue due to a favorable interest rate environment and consolidation of banking institutions, and
●	An increase of $1,642,462 in other income, the majority of which was from the expansion of the stock loan department

Such increased revenue, however, was partially offset by:
●	A decrease of commission revenue of $101,381 due to market conditions
●	A decrease of $824,782 in market-making revenue due to market conditions, and
●	A decrease of $1,449,913 in principal transactions due to a reduction in sales force

Expenses

Expenses for the year ended December 31, 2018, were $14,111,671 compared to $11,007,278 for the year ended December 31, 2017, representing an increase of $3,104,393. Such increase was primarily due to:
●	An increase of $457,283 of employee compensation and benefits from the expansion of the stock loan area,
●	An increase of $794,690 of data processing due to annual increases and expanded processing of correspondent clearing and the expansion of the stock loan business
●	$277,550 of occupancy from rent and real estate tax increases
●	$307,306 in interest expense due to an unfavorable interest rate environment, and
●	$1,423,396 of other expenses due to the expansion of the stock loan department and additional professional fees

The increase in expenses was offset by
●	A decrease of $155,832 of clearing expenses due to lower trading volumes

Net Income

●	Net Loss for the year ended December 31, 2018, was $690,532 compared to net income of $123,274 for the year ended December 31, 2017, representing a decrease of $813,806.

Nine Months Ended September 30, 2019 Compared to Nine Months Ended September 30, 2018

Revenue

Revenue for the nine months ended September 30, 2019, was $11,551,681 compared to $10,709,314 for the nine months ended September 30, 2018, an increase of $842,367. Such increase was primarily due to:
●	An increase of $265,210 in principal transactions, due to an increase in proprietary sales to customers,
●	An increase of $883,798 in interest income, due to a more favorable interest rate environment and consolidation of banking relationships resulting in a higher yield

Such increased revenues, however, was partially offset by:
●	A decrease of $49,579 in commissions due to a reduction in unsolicited business and an increased marketing effort in the principal transactions
●	A decrease of $103,017 in other income from a reduction in fees charged, and
●	A decrease of $154,045 in market making due to unfavorable market conditions

Expenses

Expenses for the nine months ended September 30, 2019, was $10,817,043 compared to $10,705,229 for the nine months ended September 30, 2018, representing an increase of $111,814.

The increase in expenses was primarily due to:
●	An increase of $217,628 of employee compensation and benefits for compensation corresponding to increased principal transactions
●	An increase of $322,639 of communication and data processing expenses, primarily due to increased technological expenses
●	An increase of $33,217 of clearance fees due to a proportional increase in clearing expenses related to the increase in principal transactions, and
●	An increase of $159,745 interest expense due to an increase in interest payments on client’s credit balances and subordinated debt

The increases in expenses were offset by:
●	A decrease of $590,409 of other expenses due a decrease in consulting fees and general office expenses
●	A decrease of $31,006 in rent and occupancy expense from a reduction in office expenditures

Net Income

●	Net Income for the nine months ended September 30, 2019 was $534,005 compared to $4,085 for the nine months ended September 30, 2018, representing an increase of $529,920.

Liquidity and Capital Resources

As of September 30, 2019, StockCross had total other assets of $1,158,893 representing rent deposits, prepaid expenses for technology employee advances and regulatory fees paid.

Off Balance Sheet Arrangements

StockCross enters into various transactions to meet the needs of customers, conduct trading activities, and manages market risks and is, therefore, subject to varying degrees of market and credit risk.

In the normal course of business, StockCross’ customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose StockCross to off-balance sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and StockCross has to purchase or sell the financial instrument underlying the contract at a loss. StockCross’ customer securities activities are transacted on either a cash or margin basis. In margin transactions, StockCross extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customers’ accounts. In connection with these activities, StockCross executes and clears customer transactions involving the sale of securities not yet purchased, substantially all of which are transacted on a margin basis subject to individual exchange regulations. Such transactions may expose StockCross to off-balance sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur. In the event the customer fails to satisfy its obligations, StockCross may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer’s obligations.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Gloria E. Gebbia, Andrew Reich and Charles Zabatta are members of our Board and are shareholders in StockCross.  In addition, Ms. Gebbia, along with other members of the Gebbia family, control StockCross, and Ms. Gebbia is a member of the board of directors of StockCross. MSCO currently owns 15% of StockCross. Accordingly, the Company, MSCO and StockCross are affiliated entities through common indirect ownership.

The following table sets forth, for each officer, director and substantial shareholder of the Company, the number of shares of StockCross common stock they own, the voting percentage of StockCross common stock, the number of shares of the Company’s common stock they own, the voting percentage of Company common stock, the number of shares of the Company’s restricted common stock they will receive when such shares are released from escrow, and the total post merger shares and voting percentage:

	StockCross Shares		Siebert Shares
	Shares	Percent	Pre Merger Shares	Pre Merger Percent	Shares to be Issued in Merger	Post Merger Shares	Post Merger Percent
Executive Officers and Directors
Gloria E. Gebbia	427,823	7.0%	7,774,937	28.6%	269,865	8,044,802	26.4%
Andrew Reich	55,331	0.9%	584,232	2.2%	34,902	619,134	2.0%
Charles Zabatta	189,934	3.1%	260,449	1.0%	119,808	380,257	1.2%

Substantial Shareholders
Richard S. Gebbia	1,236,545	20.1%	2,937,319	10.8%	779,995	3,717,314	12.2%
John M. Gebbia	1,136,545	18.5%	1,812,919	6.7%	716,917	2,529,836	8.3%
Kennedy Cabot Acquisition	—	—	3,527,283	13.0%	—	3,527,283	11.6%
Andrew McDonald	422,500	6.9%	1,468,305	5.4%	266,507	1,734,812	5.7%
tZERO Group, Inc.*	—	—	1,377,295	5.1%	—	1,377,295	4.5%
Total	3,468,678	56.4%	19,742,739	72.7%	2,187,994	21,930,733	72.0%

* The information shown in the table above and disclosed in this footnote was obtained from the Schedule 13G filed with the SEC by Overstock.com, Inc., Medici Ventures, Inc., tZERO Group, Inc., Patrick M. Byrne, High Plains Investments, LLC and Haverford Valley, L.C. on February 26, 2018, which reported that each such reporting person has shared voting and dispositive power with respect to such shares.

The shares of Common Stock to be issued to the StockCross shareholders will be subject to a one-year lock-up period during which the StockCross shareholders may not sell or transfer the shares.  After the lock-up period expires, the shares of Common Stock may be distributed to the holders thereof, subject to compliance with Federal securities laws.

Pursuant to our Audit Committee’s charter, and as required under Nasdaq Rule 5630, the Audit Committee of our Board conducted a review of the terms and conditions of the Acquisition and approved the transaction.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of December 31, 2019, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated. To our knowledge, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such person.

Name and Address of Beneficial Owner (1)	Shares of Common Stock	Percent of Class

Named Executive Officers and Directors
Gloria E. Gebbia (2)	17,086,977	62.9%
Andrew H. Reich	584,232	2.2%
Francis V. Cuttita	156,000	0.6%
Charles Zabatta	260,449	1.0%
Jerry M. Schneider	3,000	* %
Directors and named executive officers as a group (5 persons)	18,090,658	66.6%

Other 5% Shareholders
Richard S. Gebbia	2,937,319	10.8%
9464 Wilshire Blvd.
Beverly Hills, CA 90212

John M. Gebbia	1,812,919	6.7%
9464 Wilshire Blvd.
Beverly Hills, CA 90212

Kennedy Cabot Acquisition, LLC	3,527,283	13.0%
24005 Ventura Blvd Suite 200
Calabasas CA 91302

Andrew McDonald	1,468,305	5.4%

tZERO Group, Inc.(3)	1,377,295	5.1%
29 Broadway, 30th Floor
New York, NY 10006

* Less than 1.0%

(1) Unless otherwise indicated, the business address of each individual is c/o Siebert Financial Corp., 120 Wall Street, New York, NY 10005.

(2) Includes 7,658,500 shares of our Common Stock owned directly by Gloria E. Gebbia, 3,527,283 shares of our Common Stock owned by Kennedy Cabot Acquisition, LLC, and 5,901,194 shares of our Common Stock owned by family trusts and certain members of Gloria E. Gebbia’s family, of which 116,437 shares are owned by family trusts under the control of Gloria E. Gebbia.

(3) The information shown in the table above and disclosed in this footnote was obtained from the Schedule 13G filed with the SEC by Overstock.com, Inc., Medici Ventures, Inc., tZERO Group, Inc., Patrick M. Byrne, High Plains Investments, LLC and Haverford Valley, L.C. on February 26, 2018, which reported that each such reporting person has shared voting and dispositive power with respect to such shares.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Siebert Financial Corporation, 120 Wall Street, 25th Floor, New York, New York 10005.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith we file annual reports, quarterly and current reports, proxy statements and other information with the SEC. The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

We maintain an Internet website at www.siebertnet.com. All of our reports filed with the SEC (including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements) are accessible through the About Siebert Financial Corp. section of our website, free of charge, as soon as reasonably practicable after electronic filing. The reference to our website in this prospectus is an inactive textual reference only and is not a hyperlink. The contents of our website are not part of this prospectus, and you should not consider the contents of our website in making an investment decision with respect to our securities.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference into this Information Statement is an important part of this Information Statement. We incorporate by reference the following documents:

•	our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 29, 2019;

•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the SEC on May 15, 2019;

•	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, filed with the SEC on August 14, 2019;

•	our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, filed with the SEC on November 13, 2019;

•
our Current Report on Form 8-K filed with the SEC on January 5, 2018, as amended by Form 8-K/A filed with the SEC on March 19, 2018; our Current Report on Form 8-K filed with the SEC on January 25, 2019, as amended by Form 8-K/A filed with the SEC on April 8, 2019; and our Current Reports on Form 8-K filed on July 19, 2019, August 1, 2019, October 3, 2019 and December 4, 2019; and

•	our Definitive Proxy Statement on Schedule DEF 14A filed with the SEC on June 19, 2019.

Any statement incorporated by reference in this Information Statement from an earlier dated document that is inconsistent with a statement contained in this Information Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Information Statement, shall be deemed to be modified or superseded for purposes of this prospectus by such statement contained in this Information Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Information Statement.

Any person, including any beneficial owner, to whom this Information Statement is delivered may (i) request copies of this Information Statement and any of the documents incorporated by reference into this Information Statement, without charge, by written request to Siebert Financial Corp., 120 Wall Street, 25th Floor, New York, New York 10005, or by calling us at (212) 644-2435 or (ii) may download copies from our website or from the SEC’s Internet website at the addresses provided under “Where You Can Find More Information.” Documents incorporated by reference into this Information Statement are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

Except as expressly provided above, no other information, including none of the information on our website, is incorporated by reference into this prospectus.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions taken by written consent of the Majority Shareholder in lieu of a meeting, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT.

By Order of the Board of Directors

/s/ Andrew Reich
Executive Vice President
Dated: January 27, 2020

ANNEXES

Annex A
Agreement and Plan of Merger, dated as of December 31, 2019 by and among Siebert Financial Corp., Muriel Siebert & Co., Inc., StockCross Financial Services, Inc. ("StockCross") and each of the shareholders of StockCross, as previously reported as part of a Current Report on Form 8-K, filed on January 7, 2020.

Annex B	Amendment to the Certificate of Incorporation
Annex C
Audited financial statements and the accompanying notes of StockCross for the years ended December 31, 2018 and 2017, as previously reported as part of a Current Report on Form 8-K/A, filed on April 8, 2019.

Annex D	Unaudited financial statements and the accompanying notes of StockCross for the nine month periods ended September 30, 2019 and September 30, 2018
Annex E	Unaudited pro forma financial statements and the accompanying notes for the nine months ended September 30, 2019 and the fiscal year ended December 31, 2018

 Annex B

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
SIEBERT FINANCIAL CORP.
(Under Section 805 of the Business Corporation Law
 of the State of New York)

The undersigned, desiring to amend a certificate of incorporation under the provisions of the Business Corporation Law of the State of New York (hereinafter referred to as the “BCL”), hereby certifies as follows:

FIRST:  The name of the corporation is Siebert Financial Corp. (the “Corporation”).  The name under which the Corporation was originally formed was Michaels & Co., Inc.

SECOND: The Certificate of Incorporation of the Corporation was filed with the New York Department of State on April 9, 1934.

THIRD:  Paragraph THIRD of the Amended Restated Certificate of Incorporation of the Corporation, which sets forth the number of shares authorized to be issued, is hereby eliminated in its entirety and the following language is substituted in lieu thereof:

“THIRD:  The aggregate number of shares of stock which the Corporation shall have the authority to issue is one hundred million (100,000,000) shares, of one class only, which shares shall be designated Common Stock, each such share having a par value of $.01.”

FOURTH: the aforesaid amendment has been authorized by (i) the Board of Directors of the Corporation and (ii) the majority of the shareholders of the Corporation entitled to vote thereon by the written consent of said shareholders, respectively, all in accordance with Section 803(a) of the BCL.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be signed and subscribed in its name this 17 day of February 2020, and the statements contained herein are affirmed as true under the penalties of perjury.

SIEBERT FINANCIAL CORP.

By:	/s/ Andrew Reich
Andrew Reich, Chief Financial Officer

CERTIFICATE OF AMENDMENT OF THE CERTIFICATE OF INCORPORATION OF SIEBERT FINANCIAL CORP. (Under Section 805 of the Business Corporation Law)

GUSRAE KAPLAN NUSBAUM PLLC 120 Wall Street New York, New York 10005 Telephone (212) 269-1400 Telecopier (212) 809-5449

Annex D

FINANCIAL STATEMENTS

StockCross Financial Services, Inc. & Subsidiary
September 30, 2018 and for the nine month Period Then Ended

StockCross Financial Services, Inc. & Subsidiary
Nine month period ended September 30, 2018

Contents

Financial Statements
  Statement of Operations
  Statement of Financial Condition
  Statement of Cash Flows
  Notes to Financial Statements

StockCross Financial Services, Inc. & Subsidiary
Statement of Operations
Nine Month Period Ended September 30, 2018

Revenue
Interest income	$5,435,805
Other income	2,271,573
Market making	1,457,247
Commissions	1,151,139
Principal transactions	393,550
10,709,314
Expenses
Employee compensation and benefits	4,712,672
Other expenses	2,912,684
Data processing	1,164,313
Rent and occupancy expense	1,074,236
Clearance fees	626,049
Interest expense	215,275
10,705,229
Gain before (benefit) from income taxes	4,085
Provision for income tax	-

Net Income	$4,085

See notes to financial statements.

StockCross Financial Services, Inc. & Subsidiary
Statement of Financial Condition
September 30, 2018

ASSETS
Cash	$1,602,812
Cash and securities segregated under federal and other regulations (cash of $168,991,784 and securities with a fair value of $51,731,075)	220,722,859
Receivable from broker-dealers and clearing organizations	6,141,733
Receivable from customers	85,816,284
Securities owned-marketable, at fair value	6,634,254
Securities borrowed	99,525,020
Property, equipment and leasehold improvements, net of accumulated depreciation and amortization	60,604
Other assets	1,885,436
$422,389,002
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Payable to customers	$304,860,918
Payable to non-customers	23,772,936
Drafts payable	4,571,133
Payable to broker-dealers and clearing organizations	2,884,224
Securities loaned	66,171,775
Securities sold, not yet purchased, at fair value	47,478
Accounts payable, accrued expenses and other liabilities	901,115
403,209,579
Stockholder's Equity
Common stock; $.0016 par value, 20,000,000 shares authorized, 6,152,500 shares issued and outstanding	9,844
Paid-in capital	14,786,489
Retained earnings	4,383,090
19,179,423
$422,389,002

See notes to financial statements.

StockCross Financial Services, Inc. & Subsidiary
Statement of Cash Flows
Nine Month Period Ended September 30, 2018

Cash flows from operating activities
Net Income	$4,085
Adjustments to reconcile net income to net cash used in operating activities:
Changes in operating assets and liabilities:
Cash and securities segregated under federal and other regulations	32,160,281
Receivable from broker - dealers and clearing organizations	(3,444,671)
Receivable from customers	(14,503,643)
Receivable from non-customers	107,992
Securities owned, at market value	(1,921,815)
Securities borrowed	116,043,472
Other assets	(526,369)
Payable to customers	(15,392,571)
Payable to non customers	12,526,304
Drafts payable	1,585,378
Payable to broker - dealers and clearing organizations	2,211,904
Securities loaned	(129,434,542)
Securities sold, but not yet purchased	(27,931)
Accounts payable, accrued expenses and other liabilities	(1,032,512)
Total adjustments	(1,648,723)
Net cash used in operations	(1,644,638)

Cash flows from investing activities
Sale of property	415,000
Net cash provided by investing activities	415,000

Cash flows from financing activities
Proceeds from payment for subscribed stock	567,000
Net cash provided by financing activities	567,000

NET CHANGE IN CASH	(662,638)
CASH - BEGINNING	2,265,450
CASH - END	$1,602,812

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest expense	$215,275
Income taxes	$-

See notes to financial statements.

StockCross Financial Services, Inc.
Notes to Financial Statements for the nine month period ended September 30, 2018

1. ORGANIZATION AND NATURE OF BUSINESS
StockCross Financial Services, Inc. (the "Company") is a securities broker dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation (“SIPC”).

The Company is located in Beverly Hills, California, with offices throughout the United States and worldwide customers.

Effective August 16, 2018 the Company established a Bermuda subsidiary StockCross Digital Solutions, Ltd. (“StockCross Digital”).  For the nine months ended September 30, 2018 there was no income or expenses associated with the subsidiary.

The Company is affiliated with Muriel Siebert & Co. Inc. (“MSCO”) through common ownership. MSCO is a wholly owned subsidiary of Siebert Financial Corp. (“SFC“).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements are presented on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases, which replaces the existing guidance in ASC 840, Leases.  The new standard establishes a right-of-use model that requires a lessee to record a right-of-use asset and a lease liability on the balance sheet for all leases with terms longer than twelve months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of income. The guidance will be effective for annual reporting periods beginning after December 15, 2018, and early adoption is permitted. Management of the Company has evaluated the impact of ASU 2016-02 will have on its financial statements and related disclosures and determined that there would be no material change to the occupancy expenses reported.

Management has evaluated other recently issued accounting pronouncements and does not believe that any of these pronouncements will have a significant impact on our consolidated financial statements and related disclosures.

Principles of Consolidation

The consolidated financial statements include the Company’s wholly owned corporate subsidiary StockCross Digital.  All significant intercompany transactions and balances are eliminated.  There was no income or expenses generated for the nine months ended September 2018 from StockCross Digital.

Cash

Cash represents cash on hand and cash held in banks. At times, cash balances may exceed Federal Deposit Insurance Corporation insured limits.

Cash and Securities Segregated Under Federal and Other Regulations

Cash equivalents (interest bearing deposit accounts) and securities owned in the amount of $220,722,859 (cash $168,991,784, securities with a fair value $51,731,075) have been segregated in special reserve accounts for the benefit of customers and proprietary accounts of introducing broker dealers under Rule 15c3-3 of the Securities and Exchange Commission.

Receivable from and Payable to Broker-Dealers and Clearing Organizations

Accounts receivable from and payable to broker-dealers and clearing organizations include amounts held on deposit with clearing organizations, amounts due from/to introducing broker-dealers, fail-to deliver and fail-to-receive items, and amounts receivable for unsettled regular-way transactions.

Receivable From and Payable to Customers

Accounts receivable from and payable to customers include amounts due and owed on cash and margin transactions.  Securities owned by customers are held as collateral for receivables.  Receivables from customers are reported at their outstanding principal balance, adjusted for any allowance for doubtful accounts.  An allowance is established when collectability is not reasonably assured.  When the receivable from a brokerage client is considered to be impaired, the amount of impairment is generally measured based on the fair value of the securities acting as collateral, which is measured based on current prices from independent sources such as listed market prices or broker-dealer price quotations.  Securities beneficially owned by customers, including those that collateralize margin or other similar transactions, are not reflected in the Statement of Financial Condition.  No allowance for doubtful accounts was necessary at September 30, 2018.

Receivable from and Payable to Non-Customers

Accounts receivable from and payable to non-customers includes amounts due/owed on cash and margin transactions on accounts owned and controlled by principal officers, directors and stockholders of the Company.  Securities owned by non-customers are held as collateral for receivables.

Payable to non-customer amounts also include amounts due on cash transactions owned and controlled by the Company’s proprietary accounts of introducing broker dealers.  As of September 30, 2018, the Company had one correspondent clearing relationship with MSCO.

Securities Owned-Marketable, at Fair Value

Securities owned-marketable, at fair value represent marketable securities owned by the company at trade-date valuation.  See “Fair Value of Financial Instruments” disclosure below.

Securities Borrowed and Loaned

Securities borrowed are recorded at the amount of cash collateral advanced.  Securities borrowed transactions require the Company to deposit cash, letters of credit, or other collateral with the lender.  Securities loaned are recorded at the amount of cash collateral received.  For securities borrowed and loaned, the Company monitors the market value, with additional collateral obtained or refunded as necessary.

Property, Equipment and Leasehold Improvements

Property, equipment and leasehold improvements are carried at cost less accumulated depreciation and amortization.  Depreciation and amortization are recorded on a straight-line basis over the lesser of the estimated useful lives of the related assets or the non-cancelable remaining lease terms, as appropriate.

Other Assets

Other assets consist of miscellaneous receivables and prepaid expenses not otherwise categorized above.

Drafts Payable

Drafts payable represent checks drawn by the Company against customer accounts which remained outstanding and had not cleared the bank as of September 30, 2018.

Securities Sold, Not Yet Purchased, at Fair Value
Securities sold, not yet purchased, at fair value represent marketable securities sold by the company prior to purchase at trade-date valuation.  See “Fair Value of Financial Instruments” disclosure below.

Accounts Payable, Accrued Expenses, and Other Liabilities
Accounts payable, accrued expenses, and other liabilities represent amounts accrued in the reporting period but not yet paid.

Revenues

On January 1, 2018, the Company adopted the new revenue recognition standard on the modified retrospective method (i.e., cumulative method). The Company has elected the modified retrospective method which did not result in a cumulative-effect adjustment at the date of adoption.

Revenue from contracts with customers is recognized when, or as, the Company satisfies its performance obligations by transferring the promised goods or services to customers. A good or service is transferred to a customer when, or as, the customer obtains control of that good or service. A performance obligation may be satisfied over time or at a point in time. Revenue from a performance obligation satisfied over time is recognized by measuring the Company's progress in satisfying the performance obligation in a manner that depicts the transfer of the goods or services to the customer. Revenue from a performance obligation satisfied at a point in time is recognized at the point in time that the Company determines the customer obtains control over the promised good or service. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled in exchange for those promised goods or services (i.e., the "transaction price").

The transaction price for the services provided by the Company is equal to the commission rate and the account maintenance fees that the Company quotes to its customers. The Company charges miscellaneous fees for various services performed in relation to handling the account (i.e. wire transfer fees, account transfer fees, reorganization fees), which are relatively small in nature. There is no noncash consideration, consideration payable to the customer; however, in terms of financing, the Company charges customers on their margin interest balances and pays them for their credit balances. The transaction price is equal to the quoted commission rate and the account maintenance fee. Then the transaction price (quoted commission rate and account maintenance fee) is allocated to the performance obligations based on the standalone selling prices.

The Company earns revenue from contracts with customers and other sources (interest, trading gains, and commissions and fees). The following provides detailed information on the recognition of the Company's revenue from contracts with customers:

Interest Income
Interest income represents the actual interest generated in clients’ margin accounts and the Company’s bank balances.  Interest income is recorded monthly based on the average daily balances held in accounts.

Other Income
Other income represents fees generated from securities borrow and loan transactions and administrative fees generated from client accounts.  Stock Borrow and loan revenue is recorded on a monthly basis.  Transactional fees are recorded concurrently with the related activity and an annual maintenance fee is charged to inactive client accounts at fiscal year-end.

Commissions, Market Making, and Securities Transactions
Customers’ securities transactions are recorded on a settlement date basis, generally two business days following the transaction. Commissions, other securities transactions and related clearing expenses are recorded on a trade-date basis as the securities transactions occur.  The Company believes that the performance is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon, and the risks and rewards of ownership have been transferred to/from the customer.  Securities owned are recorded at fair market value at the reporting period.  See “Fair Value of Financial Instruments” disclosure below.

Principal Transactions
Principal transactions represent actual mark-up and mark-down on sales to client accounts.  Principal transaction mark-up and mark-downs are recorded on the trade date of the transactions.  Management has reviewed the impact of any unsettled transactions and determined there is no material difference between trade date and settlement date positions at the nine months ended September 30, 2018.  The Company believes that the performance is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon, and the risks and rewards of ownership have been transferred to/from the customer.

Expenses
Employee Compensation and Benefits, Other Expenses, Data Processing, Occupancy, Clearing Costs, and Advertising and Promotion
Employee compensation and benefits; other expenses; data processing; occupancy,  clearing costs; and advertising and promotion are all recorded as incurred, including expenses accrued but not yet paid.  The company records payments made in the prior period for the upcoming period under other assets including annual registration fees and annual insurance premiums.

Interest Expense
Interest expense includes interest paid on clients’ credit balances.  Interest is accrued and paid on a monthly basis on the last business day of the month.

Concentrations of Credit Risk

The Company is engaged in various trading and brokerage activities whose contra-parties include broker-dealers, banks and other financial institutions.

In the event contra-parties do not fulfill their obligations, the Company may sustain a loss if the market value of the instrument is different from the contract value of the transaction.  The risk of default primarily depends upon the credit worthiness of the contra-parties involved in the transactions.  It is the Company’s policy to review, as necessary, the credit standing of each contra-party with which it conducts business.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. FAIR VALUE MEASUREMENTS

FASB ASC 820 defines fair value, established a framework for measuring fair value, and established a hierarchy of fair value inputs. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market.  Valuation techniques that are consistent with the market, income or cost approach, as specified by FASB ASC 820, are used to measure fair value.

The following represents financial instruments in which the ending balance as of September 30, 2018 is not carried at fair value in the Statement of Financial Condition:

Short-term financial instruments: The carrying value of short-term financial instruments, including cash and securities segregated pursuant to federal regulations are recorded at amounts that approximate the fair value of these instruments. These financial instruments generally expose the Company to limited credit risk and have no stated maturities or have short-term maturities and carry interest rates that approximate market rates.

Receivables and other assets: Receivables from broker-dealers and clearing organizations, receivables from customers, and other assets are recorded at amounts that approximate fair value.

Securities borrowed and securities loaned:  Securities borrowed and securities loaned are recorded at amounts which approximate fair value.  The Company’s securities borrowed and securities loan balances represent amounts of equity securities borrow and loan contracts and are market-to-market daily in accordance with standard industry practices which approximate fair value.

Payables: Payable to customers; payable to non-customers; drafts payable; payable to broker-dealers and clearing organizations; and accounts payable, accrued expenses, and other liabilities are recorded at amounts that approximate fair value due to their short-term nature.

4.   COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company rents office space under various operating leases.  Rent expense for the nine months ended September 30, 2018 was approximately $1,074,000, commitments going forward are approximately:

2018	171,000
2019	670,000
2020	640,000
2021	176,000
Thereafter	137,000
$1,794,000

Refer to Recently issued Accounting Pronouncements section regarding adopted guidance for future financial filings.

Litigation and Regulatory Matters

The Company is subject to various claims and arbitrations in the normal course of business.  The Company believes that the resolution of these matters will not have a material adverse effect on these financial statements.

5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company enters into various transactions to meet the needs of customers, conduct trading activities, and manages market risks and is, therefore, subject to varying degrees of market and credit risk.

In the normal course of business, the Company's customer activities involve the execution, settlement, and financing of various customer securities transactions.  These activities may expose the Company to off-balance sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

The Company's customer securities activities are transacted on either a cash or margin basis. In margin transactions, the Company extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customers' accounts.  In connection with these activities, the Company executes and clears customer transactions involving the sale of securities not yet purchased, substantially all of which are transacted on a margin basis subject to individual exchange regulations.

Such transactions may expose the Company to off-balance sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur.  In the event the customer fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer's obligations.

The Company seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines.  The Company monitors required margin levels daily and, pursuant to such guidelines, require customers to deposit additional collateral or to reduce positions, when necessary.

The Company's customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned.  In the event the counter-party is unable to meet its contractual obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations.  The Company controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure.  In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis.

6. INCOME TAXES

Income Taxes
Beginning January 1, 2018, the Company elected to be taxed as a “C” Corporation for federal income tax purposes and in various states.  The company filed with the IRS terminating its prior election as an “S” corporation and the termination of “S” election was completed as of December 31, 2017.

The Company recognizes the effect of tax positions only when they are more likely than not to be sustained under audit by the taxing authorities.  At September 30, 2018, the Company recognized no tax benefit.  The Company operates in the United States and in various state and local jurisdictions, tax years prior to 2014 are no longer subject to examination by taxing authorities. There are presently no income tax examinations in process.

7. RELATED PARTY DISCLOSURES

MSCO
The Company and MSCO are under common ownership and the Company serves as a clearing broker for MSCO.  MSCO has a clearing agreement with the Company whereby the Company passes through all revenue and charges to MSCO for its related expenses.  Outside of the clearing agreement, the Company has an expense sharing agreement with MSCO for its Beverly Hills office.  In addition, the Company pays certain vendors for miscellaneous expenses which it passes through to MSCO and splits margin interest revenue.

Kennedy Cabot Acquisition, LLC
Kennedy Cabot Acquisition, LLC (“KCA”) is an affiliate of the Company through common ownership, MSCO, and SFC. To gain efficiencies and economies of scale with billing and administrative functions, KCA serves as a paymaster for the Company and MSCO for compensation and benefits expenses, the entirety of which KCA passes through to MSCO and the Company proportionally.

KCA sponsors a 401(k) profit sharing plan, which covers substantially all of the Company’s employees.  Employee contributions to the plan are at the discretion of eligible employees.  There were no contributions by the Company or KCA to the plan for the nine months ended September 30, 2018.

Gebbia Sullivan County Land Trust
On July 31, 2018, the Company sold an office condominium located in Omaha, NE for $415,000 to the Gebbia Sullivan County Land Trust (“Land Trust”).  The trustee of the Land Trust is a relative of the majority owners of the Company.  Subsequent to the transaction, the Company entered into a lease agreement with the Land Trust that expires December 31, 2018.  For the nine months ended September 30, 2018, $10,000 was paid in rent.

8. SUBSEQUENT EVENTS

The Company has evaluated events that have occurred subsequent to September 30, 2018. All material subsequent events that occurred during such period have been disclosed in this report or recognized in the financial statements as of September 30, 2018.

FINANCIAL STATEMENTS

StockCross Financial Services, Inc. & Subsidiary
September 30, 2019 and for the nine month Period Then Ended

StockCross Financial Services, Inc. & Subsidiary
Nine month period ended September 30, 2019

Contents

Financial Statements
  Statement of Operations
  Statement of Financial Condition
  Statement of Cash Flows
  Notes to Financial Statements

StockCross Financial Services, Inc. & Subsidiary
Statement of Operations
Nine Month Period Ended September 30, 2019

Revenue
Interest income	$6,319,603
Other income	2,168,556
Market making	1,303,202
Commissions	1,101,560
Principal transactions	658,760
11,551,681
Expenses
Employee compensation and benefits	4,930,300
Other expenses	2,302,806
Data processing	1,486,952
Rent and occupancy expense	1,043,230
Clearance fees	659,266
Interest expense	375,020
Depreciation	19,469
10,817,043
Gain before (benefit) from income taxes	734,638
Provision for income tax	200,633

Net Income	$534,005

See notes to financial statements.

StockCross Financial Services, Inc. & Subsidiary
Statement of Financial Condition
September 30, 2019

ASSETS
Cash	$1,661,854
Cash and securities segregated under federal and other regulations (cash of $193,065,066 and securities with a fair value of $1,304,367)	194,369,433
Receivable from broker-dealers and clearing organizations	2,703,128
Receivable from customers	95,246,000
Receivable from non-customers	103,196
Securities owned-marketable, at fair value	4,063,846
Securities borrowed	254,585,360
Property, equipment and leasehold improvements, net of accumulated depreciation and amortization	19,469
Software	61,000
Lease right of use asset, net of amortization	1,501,106
Deferred tax asset	101,191
Other assets	1,158,894
$555,574,477
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Payable to customers	$274,242,870
Payable to non-customers	12,483,158
Drafts payable	2,777,783
Payable to broker-dealers and clearing organizations	1,804,548
Securities loaned	240,334,060
Securities sold, not yet purchased, at fair value	43,081
Accounts payable, accrued expenses and other liabilities	700,743
Lease liability	1,519,422
Subordinated debt	5,000,000
538,905,665
Stockholder's Equity
Common stock; $.0016 par value, 20,000,000 shares authorized, 6,152,500 shares issued and outstanding	9,844
Paid-in capital	12,436,489
Retained earnings	4,222,479
16,668,812
$555,574,477

See notes to financial statements.

StockCross Financial Services, Inc. & Subsidiary
Statement of Cash Flows
Nine Month Period Ended September 30, 2019

Cash flows from operating activities
Net Income	$534,005
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	19,469
Deferred tax asset	200,633
Changes in operating assets and liabilities:
Cash and securities segregated under federal and other regulations	10,085,550
Receivable from broker - dealers and clearing organizations	392,119
Receivable from customers	(15,338,718)
Receivable from non-customers	(103,196)
Securities owned, at market value	1,671,009
Securities borrowed	43,381,860
Software	(61,000)
Lease right of use asset	(1,501,106)
Other assets	77,054
Payable to customers	(3,541,038)
Payable to non customers	(3,846,998)
Lease liability	1,519,422
Drafts payable	233,526
Payable to broker - dealers and clearing organizations	1,109,797
Securities loaned	(35,905,315)
Securities sold, but not yet purchased	(3,601)
Accounts payable, accrued expenses and other liabilities	(187,887)
Total adjustments	(1,798,420)
Net cash used in continued operations	(1,264,415)

Cash flows from investing activities	-
Net cash provided by investing activities	-

Cash flows from financing activities
Proceeds from issuance of subordinated debt	2,000,000
Treasury stock purchase	171,972
Return of capital distribution	(1,600,000)
Net cash provided by financing activities	571,972

NET CHANGE IN CASH	(692,443)
CASH - BEGINNING	2,354,297
CASH - END	$1,661,854

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest expense	$375,020
Income taxes	$-
See notes to financial statements.

StockCross Financial Services, Inc.
Notes to Financial Statements for the nine month period ended September 30, 2019

1. ORGANIZATION AND NATURE OF BUSINESS
StockCross Financial Services, Inc. (the "Company") is a securities broker dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation (“SIPC”).

The Company is located in Beverly Hills, California, with offices throughout the United States and worldwide customers.

Effective August 16, 2018 the Company established a Bermuda subsidiary StockCross Digital Solutions, Ltd. (“StockCross Digital”).  For the nine months ended September 30, 2019 there was no income or expenses associated with the subsidiary.  The sole transaction was to initially fund the subsidiary in the amount of $10,000 and the subsidiary is an inactive corporation at September 30, 2019.  See Principles of Consolidation note below.

The Company is affiliated with Muriel Siebert & Co. Inc. (“MSCO”) through common ownership. MSCO is a wholly owned subsidiary of Siebert Financial Corp. (“SFC“).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements are presented on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Recently Issued Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases, which replaces the existing guidance in ASC 840, Leases.  The new standard establishes a right-of-use model that requires a lessee to record a right-of-use asset and a lease liability on the balance sheet for all leases with terms longer than twelve months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the statement of income. The guidance will be effective for annual reporting periods beginning after December 15, 2018, and early adoption is permitted. Management of the Company adopted ASU 2016-02 effective for all financial statements beginning January 1, 2019.

Management has evaluated other recently issued accounting pronouncements and does not believe that any of these pronouncements will have a significant impact on our consolidated financial statements and related disclosures.

Principles of Consolidation

The consolidated financial statements include the Company’s wholly owned corporate subsidiary StockCross Digital.  All significant intercompany transactions and balances are eliminated.  There was no income or expenses generated for the nine months ended September 2019 from StockCross Digital.

Cash

Cash represents cash on hand and cash held in banks. At times, cash balances may exceed Federal Deposit Insurance Corporation insured limits.

Cash and Securities Segregated Under Federal and Other Regulations

Cash equivalents (interest bearing deposit accounts) and securities owned in the amount of $194,369,433 (cash $193,065,066, securities with a fair value $1,304,367) have been segregated in special reserve accounts for the benefit of customers and proprietary accounts of introducing broker dealers under Rule 15c3-3 of the Securities and Exchange Commission.

Receivable from and Payable to Broker-Dealers and Clearing Organizations

Accounts receivable from and payable to broker-dealers and clearing organizations include amounts held on deposit with clearing organizations, amounts due from/to introducing broker-dealers, fail-to deliver and fail-to-receive items, and amounts receivable for unsettled regular-way transactions.

Receivable From and Payable to Customers

Accounts receivable from and payable to customers include amounts due and owed on cash and margin transactions.  Securities owned by customers are held as collateral for receivables.  Receivables from customers are reported at their outstanding principal balance, adjusted for any allowance for doubtful accounts.  An allowance is established when collectability is not reasonably assured.  When the receivable from a brokerage client is considered to be impaired, the amount of impairment is generally measured based on the fair value of the securities acting as collateral, which is measured based on current prices from independent sources such as listed market prices or broker-dealer price quotations.  Securities beneficially owned by customers, including those that collateralize margin or other similar transactions, are not reflected in the Statement of Financial Condition.  No allowance for doubtful accounts was necessary at September 30, 2019.

Receivable from and Payable to Non-Customers

Accounts receivable from and payable to non-customers includes amounts due/owed on cash and margin transactions on accounts owned and controlled by principal officers, directors and stockholders of the Company.  Securities owned by non-customers are held as collateral for receivables.

Payable to non-customer amounts also include amounts due on cash transactions owned and controlled by the Company’s proprietary accounts of introducing broker dealers.  As of September 30, 2019, the Company had one correspondent clearing relationship with MSCO.

Securities Owned-Marketable, at Fair Value

Securities owned-marketable, at fair value represent marketable securities owned by the company at trade-date valuation.  See “Fair Value of Financial Instruments” disclosure below.

Securities Borrowed and Loaned

Securities borrowed are recorded at the amount of cash collateral advanced.  Securities borrowed transactions require the Company to deposit cash, letters of credit, or other collateral with the lender.  Securities loaned are recorded at the amount of cash collateral received.  For securities borrowed and loaned, the Company monitors the market value, with additional collateral obtained or refunded as necessary.

Property, Equipment and Leasehold Improvements

Property, equipment and leasehold improvements are carried at cost less accumulated depreciation and amortization.  Depreciation and amortization are recorded on a straight-line basis over the lesser of the estimated useful lives of the related assets or the non-cancelable remaining lease terms, as appropriate.

Software
The Company capitalizes certain costs for software, such as its IT security system, and amortizes the assets over the estimated useful life of the software or contract term, generally not exceeding 3 years. Other software costs such as routine maintenance and various data services to provide market information to customers are expensed as incurred.

Lease right of use asset and lease liability
A lease is defined as a contract, or part of a contract, that conveys the right to control the use of identified property, plant or equipment for a period of time in exchange for consideration. On January 1, 2019, the Company adopted ASU No. 2016-02 “Leases” (Topic 842) and all subsequent ASUs that modified Topic 842. For the Company, Topic 842 affected the accounting treatment for operating lease agreements in which the Company is the lessee.

The Company rents office space under operating leases expiring in 2019 through 2023, and the Company has no financing leases. The leases call for base rent plus escalations as well as other operating expenses.  The Company elected not to include short-term leases (i.e., leases with initial terms of twelve months or less), or equipment leases (deemed immaterial) on the condensed consolidated statements of financial condition.

See Lease Commitments below for a review of future lease commitments.

Deferred Tax Asset
Included in the accompanying Statement of Financial Condition as of September 30, 2019 are deferred tax assets of $101,191, representing tax loss carryforwards. Realization of that asset is dependent on the Company’s ability to generate future taxable income. Management believes that it is more likely than not that forecasted taxable income will be sufficient to utilize the tax carryforwards before their expirations to fully recover the asset. However, there can be no assurance that the Company will meet its expectations of future income. As a result, the amount of the deferred tax assets considered realizable could be reduced in the near term if estimates of future taxable income are reduced. Such an occurrence could affect the Company’s results of operations and financial condition.  See “Income Taxes” disclosure below.

Other Assets

Other assets consist of miscellaneous receivables and prepaid expenses not otherwise categorized above.

Drafts Payable

Drafts payable represent checks drawn by the Company against customer accounts which remained outstanding and had not cleared the bank as of September 30, 2019.

Securities Sold, Not Yet Purchased, at Fair Value
Securities sold, not yet purchased, at fair value represent marketable securities sold by the company prior to purchase at trade-date valuation.  See “Fair Value of Financial Instruments” disclosure below.

Accounts Payable, Accrued Expenses, and Other Liabilities
Accounts payable, accrued expenses, and other liabilities represent amounts accrued in the reporting period but not yet paid.

Subordinated Debt
Effective November 30, 2018, the Company entered into a one-year subordinated borrowing agreement with Gloria Gebbia, a Director of the Company, in the amount of $3.0 million.  The rate of interest on the note is 2.75%.

Effective September 4, 2019, the Company entered into a one-year subordinated borrowing agreement with Gloria Gebbia, a Director of the Company, in the amount of $2.0 million.  The rate of interest on the note is 1.75%.

The borrowing is subordinated to the claims of general creditors, approved by FINRA, and are included in the Company’s calculation of net capital and the capital requirements under FINRA and SEC regulations.

Revenues

On January 1, 2018, the Company adopted the new revenue recognition standard on the modified retrospective method (i.e., cumulative method). The Company has elected the modified retrospective method which did not result in a cumulative-effect adjustment at the date of adoption.

Revenue from contracts with customers is recognized when, or as, the Company satisfies its performance obligations by transferring the promised goods or services to customers. A good or service is transferred to a customer when, or as, the customer obtains control of that good or service. A performance obligation may be satisfied over time or at a point in time. Revenue from a performance obligation satisfied over time is recognized by measuring the Company's progress in satisfying the performance obligation in a manner that depicts the transfer of the goods or services to the customer. Revenue from a performance obligation satisfied at a point in time is recognized at the point in time that the Company determines the customer obtains control over the promised good or service. The amount of revenue recognized reflects the consideration to which the Company expects to be entitled in exchange for those promised goods or services (i.e., the "transaction price").

The transaction price for the services provided by the Company is equal to the commission rate and the account maintenance fees that the Company quotes to its customers. The Company charges miscellaneous fees for various services performed in relation to handling the account (i.e. wire transfer fees, account transfer fees, reorganization fees), which are relatively small in nature. There is no noncash consideration, consideration payable to the customer; however, in terms of financing, the Company charges customers on their margin interest balances and pays them for their credit balances. The transaction price is equal to the quoted commission rate and the account maintenance fee. Then the transaction price (quoted commission rate and account maintenance fee) is allocated to the performance obligations based on the standalone selling prices.

The Company earns revenue from contracts with customers and other sources (interest, trading gains, and commissions and fees). The following provides detailed information on the recognition of the Company's revenue from contracts with customers:

Interest Income
Interest income represents the actual interest generated in clients’ margin accounts and the Company’s bank balances.  Interest income is recorded monthly based on the average daily balances held in accounts.

Other Income
Other income represents fees generated from securities borrow and loan transactions and administrative fees generated from client accounts.  Stock Borrow and loan revenue is recorded on a monthly basis.  Transactional fees are recorded concurrently with the related activity and an annual maintenance fee is charged to inactive client accounts at fiscal year-end.

Commissions, Market Making, and Securities Transactions
Customers’ securities transactions are recorded on a settlement date basis, generally two business days following the transaction. Commissions, other securities transactions and related clearing expenses are recorded on a trade-date basis as the securities transactions occur.  The Company believes that the performance is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon, and the risks and rewards of ownership have been transferred to/from the customer.  Securities owned are recorded at fair market value at the reporting period.  See “Fair Value of Financial Instruments” disclosure below.

Principal Transactions
Principal transactions represent actual mark-up and mark-down on sales to client accounts.  Principal transaction mark-up and mark-downs are recorded on the trade date of the transactions.  Management has reviewed the impact of any unsettled transactions and determined there is no material difference between trade date and settlement date positions at the nine months ended September 30, 2019.  The Company believes that the performance is satisfied on the trade date because that is when the underlying financial instrument or purchaser is identified, the pricing is agreed upon, and the risks and rewards of ownership have been transferred to/from the customer.

Expenses
Employee Compensation and Benefits, Other Expenses, Data Processing, Occupancy, Clearing Costs, and Advertising and Promotion
Employee compensation and benefits; other expenses; data processing; occupancy,  clearing costs; and advertising and promotion are all recorded as incurred, including expenses accrued but not yet paid.  The company records payments made in the prior period for the upcoming period under other assets including annual registration fees and annual insurance premiums.

Interest Expense
Interest expense includes interest paid on clients’ credit balances and interest related to a subordinated debt issuance.  Interest is accrued and paid on a monthly basis on the last business day of the month.

Depreciation and Amortization
Depreciation and amortization are recorded on a straight-line basis over the lesser of the estimated useful lives of the related assets or the non-cancelable remaining lease terms, as appropriate.  Refer to Recently Issued Accounting Pronouncements section regarding recently adopted guidance.

Concentrations of Credit Risk

The Company is engaged in various trading and brokerage activities whose contra-parties include broker-dealers, banks and other financial institutions.

In the event contra-parties do not fulfill their obligations, the Company may sustain a loss if the market value of the instrument is different from the contract value of the transaction.  The risk of default primarily depends upon the credit worthiness of the contra-parties involved in the transactions.  It is the Company’s policy to review, as necessary, the credit standing of each contra-party with which it conducts business.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. FAIR VALUE MEASUREMENTS

FASB ASC 820 defines fair value, established a framework for measuring fair value, and established a hierarchy of fair value inputs. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market.  Valuation techniques that are consistent with the market, income or cost approach, as specified by FASB ASC 820, are used to measure fair value.

The following represents financial instruments in which the ending balance as of September 30, 2019 is not carried at fair value in the Statement of Financial Condition:

Short-term financial instruments: The carrying value of short-term financial instruments, including cash and securities segregated pursuant to federal regulations are recorded at amounts that approximate the fair value of these instruments. These financial instruments generally expose the Company to limited credit risk and have no stated maturities or have short-term maturities and carry interest rates that approximate market rates.

Receivables and other assets: Receivables from broker-dealers and clearing organizations, receivables from customers, and other assets are recorded at amounts that approximate fair value.

Securities borrowed and securities loaned:  Securities borrowed and securities loaned are recorded at amounts which approximate fair value.  The Company’s securities borrowed and securities loan balances represent amounts of equity securities borrow and loan contracts and are market-to-market daily in accordance with standard industry practices which approximate fair value.

Payables: Payable to customers; payable to non-customers; drafts payable; payable to broker-dealers and clearing organizations; and accounts payable, accrued expenses, and other liabilities are recorded at amounts that approximate fair value due to their short-term nature.

Subordinated Debt:  The carrying amount of subordinated debt approximates fair value due to the relative short-term nature of the borrowing.

4. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company rents office space under various operating leases.  Rent expense for the year ended December 31, 2018 was approximately $670,000, commitments going forward are approximately:

2019	152,000
2020	616,000
2021	176,000
Thereafter	137,000
$1,081,000

Refer to Recently issued Accounting Pronouncements section regarding adopted guidance for future financial filings.

Litigation and Regulatory Matters

The Company is subject to various claims and arbitrations in the normal course of business.  The Company believes that the resolution of these matters will not have a material adverse effect on these financial statements.

5. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company enters into various transactions to meet the needs of customers, conduct trading activities, and manages market risks and is, therefore, subject to varying degrees of market and credit risk.

In the normal course of business, the Company's customer activities involve the execution, settlement, and financing of various customer securities transactions.  These activities may expose the Company to off-balance sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

The Company's customer securities activities are transacted on either a cash or margin basis. In margin transactions, the Company extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customers' accounts.  In connection with these activities, the Company executes and clears customer transactions involving the sale of securities not yet purchased, substantially all of which are transacted on a margin basis subject to individual exchange regulations.

Such transactions may expose the Company to off-balance sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur.  In the event the customer fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer's obligations.

The Company seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines.  The Company monitors required margin levels daily and, pursuant to such guidelines, require customers to deposit additional collateral or to reduce positions, when necessary.

The Company's customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned.  In the event the counter-party is unable to meet its contractual obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations.  The Company controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure.  In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis.

6. INCOME TAXES

Income Taxes
Beginning January 1, 2018, the Company elected to be taxed as a “C” Corporation for federal income tax purposes and in various states.  The company filed with the IRS terminating its prior election as an “S” corporation and the termination of “S” election was completed as of December 31, 2017.

The Company recognizes the effect of tax positions only when they are more likely than not to be sustained under audit by the taxing authorities.  At September 30, 2019, the Company has a tax benefit of $101,191.  The Company operates in the United States and in various state and local jurisdictions, tax years prior to 2014 are no longer subject to examination by taxing authorities. There are presently no income tax examinations in process.

7. RELATED PARTY DISCLOSURES

MSCO
The Company and MSCO are under common ownership and the Company serves as a clearing broker for MSCO.  MSCO has a clearing agreement with the Company whereby the Company passes through all revenue and charges to MSCO for its related expenses.  Outside of the clearing agreement, the Company has an expense sharing agreement with MSCO for its Beverly Hills office.  In addition, the Company pays certain vendors for miscellaneous expenses which it passes through to MSCO and splits margin interest revenue.  MSCO also has a 15% equity interest in the Company as of September 30, 2019.  The company has entered into an agreement with MSCO and SFC to sell the Company and fully merge the StockCross broker-dealer into the SFC subsidiary MSCO.  The transaction is currently pending regulatory approval.

Kennedy Cabot Acquisition, LLC
Kennedy Cabot Acquisition, LLC (“KCA”) is an affiliate of the Company through common ownership, MSCO, and SFC. To gain efficiencies and economies of scale with billing and administrative functions, KCA serves as a paymaster for the Company and MSCO for compensation and benefits expenses, the entirety of which KCA passes through to MSCO and the Company proportionally.

KCA sponsors a 401(k) profit sharing plan, which covers substantially all of the Company’s employees.  Employee contributions to the plan are at the discretion of eligible employees.  There were no contributions by the Company or KCA to the plan for the nine months ended September 30, 2019.

Gebbia Sullivan County Land Trust
On July 31, 2018, the Company sold an office condominium located in Omaha, NE for $415,000 to the Gebbia Sullivan County Land Trust (“Land Trust”).  The trustee of the Land Trust is a relative of the majority owners of the Company.  Subsequent to the transaction, the Company entered into a lease agreement with the Land Trust that expired December 31, 2018 and is currently operating on a month-to-month rental agreement with the Land Trust.  For the nine months ended September 30, 2019, $45,000 was paid in rent.

8. DIVIDENDS AND DISTRIBUTIONS

On September 5, 2019, the Company made a return of capital distribution in the aggregate amount of $1,600,000 to shareholders.

9. SUBSEQUENT EVENTS

The Company has evaluated events that have occurred subsequent to September 30, 2019. All material subsequent events that occurred during such period have been disclosed in this report or recognized in the financial statements as of September 30, 2019.

Annex E

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed financial statements (“Pro Forma Financial Statements”) of Siebert Financial Corp. (“SIEB”) and StockCross Financial Services, Inc. (“StockCross”) reflect various adjustments to give effect to the following transaction:

●
SIEB acquired the remaining 85% of StockCross, pursuant to the terms of a merger agreement (“Merger Agreement”), for approximately $29,750,000 which was paid through the issuance of SIEB common stock and effective January 1, 2020, StockCross was merged with and into MSCO (“the Transaction”).

●
Prior to the Transaction, the Company, MSCO, and StockCross were under common control and were affiliates. In addition, SIEB’s fully owned subsidiary, Muriel Siebert & Co., Inc. (“MSCO”), owned 15% of StockCross.  MSCO had a clearing agreement with StockCross whereby StockCross provided custody and clearing solutions to MSCO for its securities broker dealer business.

The merger will be accounted for using the common-control method of accounting for business combinations under U.S. generally accepted accounting principles (“GAAP”).

The merger is considered a common-control transaction, which is similar to a business combination for SIEB which is the entity that received the net assets in StockCross; however, this common-control transaction does not meet the definition of a business combination in accordance with GAAP because there is no change in control over the net assets. Based on the Merger Agreement, SIEB has been identified as the accounting acquirer.  The unaudited pro forma condensed combined balance sheets as of December 31, 2018 and September 30, 2019 (“Pro Forma Balance Sheets”) are based on the historical consolidated balance sheets of SIEB and StockCross after giving effect to the Transaction as if it had occurred on January 1, 2018 and January 1, 2019, respectively.

Similarly, the unaudited pro forma condensed consolidated combined statements of operations for the year ended December 31, 2018 and nine months ended September 30, 2019 (“Pro Forma Income Statements” are based on the historical consolidated statements of operations of SIEB and StockCross after giving effect to the Transaction as if it had occurred on January 1, 2018 and January 1, 2019, respectively.

The historical consolidated financial information has been adjusted in the Pro Forma Statements to give effect to pro forma events that are (1) directly attributable to the Transaction, (2) factually supportable and (3) with respect to the Pro Forma Income Statements, are expected to have a continuing impact on the results of operations.

The Pro Forma Financial Statements and adjustments have been prepared based on the information that is currently available and certain assumptions, which are described in the accompanying notes thereto.  Given that the common-control method of accounting is utilized, all the identified assets and assumed liabilities were recorded at their carrying values and adjusted where applicable.  Further, the accompanying Pro Forma Income Statements does not reflect the financial impact of any future expected cost savings, restructurings, synergies, integration costs or non-recurring activities and one-time transaction costs that may be realized or incurred in subsequent reporting periods. The Pro Forma Income Statements reflect only those adjustments that are expected to have an impact on the continuing operations of the combined companies.

The Pro Forma Financial Statements are provided for information purposed only and are not intended to represent, or be indicative of, the future anticipated financial position or results of operations or results that would have occurred had the Transactions been consummated on the dates indicated herein.  The Pro Forma Financial Statements and notes thereto, should be read in conjunction with:

1.	The historical audited and unaudited financial statements and related notes of SIEB and StockCross for the pertinent reporting periods
2.	Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filings filed by SIEB for the pertinent reporting periods
3.	Form 17A-5 filings filed by MSCO and StockCross for the pertinent reporting periods

SIEBERT FINANCIAL CORP. & STOCKCROSS FINANCIAL SERVICES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

As of December 31, 2018

	Siebert	StockCross	Pro Forma Adjustments	Note Reference	Pro Forma Combined Siebert

ASSETS
Cash and cash equivalents	$7,229,000	$2,354,000	$—		$9,583,000
Cash segregated	—	204,455,000	—		204,455,000
Receivables from customers	—	79,907,000	—		79,907,000
Receivables from clearing and other brokers	2,030,000	3,095,000	(310,000)	(i)	4,815,000
Receivable from related party	1,000,000	—	(1,000,000)	(ii)	—
Receivable from lessors	171,000	—	—		171,000
Other receivables	96,000	691,000	—		787,000
Securities borrowed	—	297,967,000	—		297,967,000
Securities owned-marketable, at fair value	—	5,735,000	—		5,735,000
Furniture, equipment and leasehold improvements, net	468,000	39,000	—		507,000
Software, net	1,137,000	—	—		1,137,000
Prepaid expenses and other assets	470,000	545,000	—		1,015,000
Deferred tax assets	5,576,000	302,000	—		5,878,000
	$18,177,000	$595,090,000	$(1,310,000)		$611,957,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Payables to customers	$—	$277,784,000	$—		$277,784,000
Payables to non-customers	—	16,330,000	(1,000,000)	(vi)	15,330,000
Drafts payable	—	2,544,000	—		2,544,000
Due to clearing brokers and related parties	133,000	695,000	(310,000)	(vii)	518,000
Accounts payable and accrued liabilities	699,000	889,000	—		1,588,000
Securities loaned	—	276,239,000	—		276,239,000
Securities sold, not yet purchased	—	47,000	—		47,000
Lease incentive obligation	171,000	—	—		171,000
Long term debt	—	3,000,000	—		3,000,000
	1,003,000	577,528,000	(1,300,000)		577,221,000

Commitments and Contingencies
Stockholders’ equity:
Common stock, $.01 par value	271,000	10,000	23,000	(viii)	304,000
Additional paid-in capital	7,641,000	14,036,000	3,493,000	(viii)	25,170,000
Retained earnings	9,262,000	3,688,000	(3,688,000)	(viii)	9,262,000
Treasury stock, at cost	—	(172,000)	172,000	(viii)	—
	17,174,000	17,562,000	—		34,736,000

	$18,177,000	$595,090,000	$(1,310,000)		$611,957,000

SIEBERT FINANCIAL CORP. & STOCKCROSS FINANCIAL SERVICES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended December 31, 2018

	Siebert	StockCross	Pro Forma Adjustments	Note Reference	Pro Forma Combined Siebert

REVENUE
Margin interest, marketing and distribution fees	$10,928,000	$2,942,000	$—		$13,870,000
Commissions and fees	9,504,000	1,626,000	—		11,130,000
Principal transactions	9,020,000	422,000	—		9,442,000
Interest	106,000	4,568,000	(305,000)	(i)	4,369,000
Market making	—	1,272,000	—		1,272,000
Stock loan / stock borrow	—	1,131,000	—		1,131,000
Other income	—	1,379,000	(290,000)	(ii)	1,089,000
Advisory fees	478,000	—	192,000	(iii)	670,000
	30,036,000	13,340,000	(403,000)		42,973,000

EXPENSES
Employee compensation and benefits	13,817,000	5,914,000	—		19,731,000
Other general and administrative	1,859,000	2,071,000	—		3,930,000
Professional fees	1,963,000	1,352,000	—		3,315,000
Clearing fees, including execution costs	2,852,000	839,000	(290,000)	(ii)	3,401,000
Rent and occupancy	988,000	1,023,000	—		2,011,000
Data processing	—	1,756,000	—		1,756,000
Technology and communications	1,008,000	754,000	—		1,762,000
Depreciation and amortization	144,000	22,000	—		166,000
Interest expense	—	325,000	(305,000)	(i)	20,000
Advertising and promotion	45,000	56,000	—		101,000
	22,676,000	14,112,000	(595,000)		36,193,000

Income / (loss) from continuing operations	7,360,000	(772,000)	192,000		6,780,000

Loss from discontinued operations	—	(158,000)	(192,000)	(iii)	(350,000)

Income before provision (benefit) for (from) income taxes	7,360,000	(930,000)	—		6,430,000
Provision (benefit) for (from) income taxes	(4,602,000)	(238,000)	—		(4,840,000)
Net income	$11,962,000	$(692,000)	$—		$11,270,000

Net income per share of common stock
Basic and diluted	$0.44	$(0.11)	—		$0.37

Weighted average shares outstanding
Basic and diluted	27,157,188	6,152,000

Pro Forma shares used to compute net income per share					30,455,962

SIEBERT FINANCIAL CORP. & STOCKCROSS FINANCIAL SERVICES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

As of September 30, 2019

	Siebert	StockCross	Pro Forma Adjustments	Note Reference	Pro Forma Combined Siebert

ASSETS
Cash and cash equivalents	$4,231,000	$1,663,000	$—		$5,894,000
Cash segregated	—	194,369,000	—		194,369,000
Receivables from customers	—	95,246,000	—		95,246,000
Receivables from non-customers	—	103,000	—		103,000
Receivables from clearing and other brokers	2,436,000	2,703,000	(693,000)	(i)	4,446,000
Receivable from related party	1,000,000	—	(1,000,000)	(ii)	—
Other receivables	103,000	587,000	—		690,000
Securities borrowed	—	254,585,000	—		254,585,000
Securities owned-marketable, at fair value	—	4,064,000	—		4,064,000
Escrow deposit	2,000,000	—	—		2,000,000
Equity method investment in related party	3,509,000	—	(3,509,000)	(iii)	—
Furniture, equipment and leasehold improvements, net	1,000,000	19,000	—		1,019,000
Software, net	1,806,000	—	—		1,806,000
Lease right-of-use assets	2,501,000	1,501,000	(162,000)	(iv)	3,840,000
Prepaid expenses and other assets	302,000	633,000	—		935,000
Deferred tax assets	5,105,000	101,000	66,000	(v)	5,272,000
	$23,993,000	$555,574,000	$(5,298,000)		$574,269,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Payables to customers	$—	$274,243,000	$—		$274,243,000
Payables to non-customers	—	12,483,000	(1,000,000)	(vi)	11,483,000
Drafts payable	—	2,778,000	—		2,778,000
Due to clearing brokers and related parties	27,000	1,805,000	(693,000)	(vii)	1,139,000
Income taxes payable	38,000	—	—		38,000
Accounts payable and accrued liabilities	744,000	701,000	—		1,445,000
Securities loaned	—	240,334,000	—		240,334,000
Securities sold, not yet purchased	—	43,000	—		43,000
Lease liabilities	2,817,000	1,519,000	—		4,336,000
Long term debt	—	5,000,000	—		5,000,000
Other liabilities	91,000	—	—		91,000
	3,717,000	538,906,000	(1,693,000)		540,930,000

Commitments and Contingencies
Stockholders’ equity:
Common stock, $.01 par value	271,000	10,000	23,000	(ix)	304,000
Additional paid-in capital	7,641,000	12,436,000	774,000	(ix)	20,851,000
Retained earnings	12,364,000	4,222,000	(4,402,000)	(ix)	12,184,000
	20,276,000	16,668,000	(3,605,000)		33,339,000

	$23,993,000	$555,574,000	$(5,298,000)		$574,269,000

SIEBERT FINANCIAL CORP. & STOCKCROSS FINANCIAL SERVICES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the nine months ended September 30, 2019

	Siebert	StockCross	Pro Forma Adjustments	Note Reference	Pro Forma Combined Siebert

REVENUE
Margin interest, marketing and distribution fees	$8,499,000	$2,662,000	$—		$11,161,000
Commissions and fees	6,030,000	1,102,000	—		7,132,000
Principal transactions	5,479,000	659,000	—		6,138,000
Interest	54,000	3,657,000	(357,000)	(i)	3,354,000
Market making	—	1,303,000	—		1,303,000
Stock loan / stock borrow	—	1,353,000	—		1,353,000
Other income	—	816,000	(219,000)	(ii)	597,000
Advisory fees	572,000	—	—		572,000
	20,634,000	11,552,000	(576,000)		31,610,000

EXPENSES
Employee compensation and benefits	8,882,000	4,930,000	—		13,812,000
Other general and administrative	1,861,000	926,000	—		2,787,000
Professional fees	1,388,000	1,180,000	—		2,568,000
Clearing fees, including execution costs	1,849,000	659,000	(219,000)	(ii)	2,289,000
Rent and occupancy	995,000	759,000	162,000	(iv)	1,916,000
Data processing	—	1,487,000	—		1,487,000
Technology and communications	800,000	464,000	—		1,264,000
Depreciation and amortization	670,000	19,000	—		689,000
Interest expense	—	375,000	(357,000)	(i)	18,000
	16,445,000	10,799,000	(414,000)		26,830,000

Earnings of equity method investment in related party	84,000	—	(84,000)	(v)	—

Income before provision (benefit) for (from) income taxes	4,273,000	753,000	(246,000)		4,780,000
Provision (benefit) for (from) income taxes	1,171,000	218,000	(66,000)	(vi)	1,323,000
Net income	$3,102,000	$535,000	$(180,000)		$3,457,000

Net income per share of common stock
Basic and diluted	$0.11	$0.09	—		$0.11

Weighted average shares outstanding
Basic and diluted	27,157,188	6,152,000

Pro Forma shares used to compute net income per share					30,455,962

1.	Basis of Presentation

All financial data in the Pro Forma Financial Statements are presented in U.S. dollars and have been prepared in accordance with SIEB’s accounting policies that conform to U.S. GAAP and the rules and regulations of SEC Regulation S-X.

Financial information in the SIEB and StockCross columns of the Pro Forma Balance Sheets represents the historical condensed consolidated balance sheets of SIEB and StockCross as of December 31, 2018 and September 30, 2019.  Financial information presented in the SIEB and StockCross columns in the Pro Forma Income Statements represents the historical consolidated Income Statements of SIEB and StockCross for the year ended December 31, 2018 and the nine months ended September 30, 2019.

The merger will be accounted for under the common-control method of accounting for business combinations pursuant to Accounting Standards Codification (“ASC”) No. 805-50 – Transactions Between Entities Under Common Control.  ASC No. 805, Subsection 805-50, requires that assets and liabilities be accounted for at carrying cost when under common control.

2.	Purchase Conditions

Pursuant to the terms of the Merger Agreement, SIEB issued 3,298,774 shares of the Company’s restricted common stock to the shareholders of StockCross.

3.	Notes to Pro Forma Balance Sheets Adjustments

The following summarizes the adjustments included in the “Pro Forma Adjustments” column in the accompanying Pro Forma Balance Sheets as of December 31, 2018 and September 30, 2019:

(i)
As part of the clearing relationship between MSCO and StockCross, SIEB had a receivable from StockCross for a $75,000 clearing deposit as well as month-end profits generated through StockCross as the clearing broker dealer. This item was eliminated upon consolidation as the receivable was from StockCross.

(ii)
As part of the clearing relationship between MSCO and StockCross, SIEB had a receivable from StockCross of $1.0M for a margin deposit held by StockCross for the clearing function. This item was eliminated upon consolidation as the receivable was from StockCross.

(iii)
The equity method investment in related party of approximately $3.5M represented MSCO’s 15% investment in StockCross as of September 30, 2019. This asset was eliminated upon consummation of the merger.

(iv)	Adjustment to align StockCross’ Lease right-of-use assets to SIEB’s accounting policy per the guidance under ASC 842.
(v)	Increase to the deferred tax assets due to the income tax benefit from the adjustments detailed in the Pro Forma Income Statement for the nine months ended September 30, 2019
(vi)
As part of the clearing relationship between MSCO and StockCross, StockCross had a payable to SIEB of $1.0M for a margin deposit held by StockCross for the clearing function. This item was eliminated upon consolidation as the payable was to SIEB.

(vii)
As part of the clearing relationship between MSCO and StockCross, StockCross had a payable to SIEB for a $75,000 clearing deposit and month-end profits generated through StockCross as the clearing broker dealer. This item was eliminated upon consolidation as the payable was to SIEB.

(viii)
Represents an adjustment to increase the common stock of SIEB by the par value of the shares issued in connection with the Transaction and to eliminate the par value of common stock of StockCross, as well as to increase additional paid-in capital for the net difference.

(ix)
Represents an adjustment to increase the common stock of SIEB by the par value of the shares issued in connection with the Transaction and to eliminate the par value of common stock of StockCross, as well as to increase additional paid-in capital for the net difference. Adjustment also reflects the elimination of the 15% ownership of StockCross by MSCO, a fully-owned subsidiary of SIEB, as well as the change in retained earnings from the adjustments detailed in the Pro Forma Income Statement for the nine months ended September 30, 2019.

4.	Notes to Pro Forma Income Statements Adjustments
(i)
In relation to interest paid on clients’ credit balances, StockCross reported gross interest revenue and a corresponding expense while SIEB’s accounting policy is to report interest revenue net of interest expense. To align StockCross’ reporting to SIEB’s accounting policy, StockCross’ interest expense was deducted from the Interest Expense line item and deducted from the Interest line item.

(ii)
Reflects the elimination of StockCross’ other income and the corresponding SIEB clearing fees resulting from the fully disclosed clearing relationship between MSCO and StockCross. The income and expense items represented fees paid by SIEB to StockCross for custody and clearing services.

(iii)
In June 2018, StockCross ceased being an investment advisory company and all accounts began being serviced by Siebert AdvisorNXT, Inc., a wholly-owned subsidiary of SIEB. StockCross had reported the income under discontinued operations, which was reclassified to Advisory fees as SIEB was the subsequent owner of the business line through its subsidiary Siebert AdvisorNXT, Inc.

(iv)	Adjustment reflects expense impact corresponding to alignment of StockCross’ Lease right-of-use assets to SIEB’s accounting policy per the guidance under ASC 842.
(v)	The earnings that SIEB recognized as part of its equity method investment in StockCross for the nine months ended September 30, 2019 was eliminated upon consolidation.
(vi)	The adjustment to pre-tax income was tax affected using an estimated effective tax rate of 27.0%.

5.	Reclassification Adjustments

Reclassification adjustments represent adjustments to conform the presentation of StockCross’ historical financial statements to that of SIEB.  A summary of reclassifications from StockCross’ to SIEB’s classifications is summarized below:

Statement of Financial Condition Adjustments

StockCross Reported Line Item	SIEB Line Item Reclassification	Amount 12/31/18	Amount 09/30/19	Explanation
Other assets	Other receivables	691,000	587,000	Additional breakout not segregated by StockCross
Other assets	Prepaid expenses and other assets	545,000	633,000	Additional breakout not segregated by StockCross

Statement of Operations Adjustments

StockCross Reported Line Item	SIEB Line Item Reclassification	Amount 12/31/18	Amount 09/30/19	Explanation

Revenue
Commissions	Commissions and fees	1,548,000	1,102,000	Conform to SIEB line item title
Interest income	Interest	4,568,000	3,658,000	Conform to SIEB line item title
Interest income*	Margin interest, marketing, and distribution fees	2,942,000	2,662,000	Additional breakout not segregated by StockCross
Other income	Commissions and fees	78,000	—	Additional breakout not segregated by StockCross
Other income	Advisory fees	192,000	—	Additional breakout not segregated by StockCross
Other income	Stock loan / stock borrow	1,131,000	1,353,000	Additional breakout not segregated by StockCross
Expense
Clearing costs	Clearing fees, including execution costs	839,000	659,000	Conform to SIEB line item title
Occupancy	Technology and communications	214,000	121,000	Additional breakout not segregated by StockCross
Occupancy	Rent and occupancy	1,023,000	759,000	Conform to SIEB titling of line item
Occupancy	Other general and administrative	200,000	163,000	Additional breakout not segregated by StockCross
Other expenses	Technology and Communications	540,000	343,000	Additional breakout not segregated by StockCross
Other expenses	Other general and administrative	2,222,000	763,000	Conform to SIEB line item title
Other expenses	Professional fees	1,352,000	1,180,000	Additional breakout not segregated by StockCross

*See “Notes to Pro Forma Income Statements Adjustments” for further Pro Forma adjustments